TEMPUS
APPLIED SOLUTIONS

TEMPUS APPLIED SOLUTIONS HOLDINGS INC.

CORPORATE OVERVIEW

WE DESIGN THE IMPROBABLE, BUILD THE IMPOSSIBLE, AND MAKE IT FLY—YESTERDAY.



Bombardier Global Express modified for USAF HALOE mission, owned and operated by Tempus

WHO WE ARE

Tempus Applied Solutions, LLC is a wholly owned subsidiary of Tempus Applied Solutions Holdings, Inc. (OTC: TMPS) and is located in Williamsburg, Virginia, with aviation facilities and administrative offices around the globe.

WHAT WE DO

We fly airplanes—fixed wing and rotary—manned or unmanned. From surveillance missions in Africa to flight training in Texas, Tempus Applied Solutions is a safe, reliable, and effective operator. Uniquely, we also design and modify aircraft for special missions, certify them, and provide turnkey lease and service solutions.

WHO WE DO IT FOR

Our clients include NASA, the United States Department of Defense, Northrop Grumman, L-3 Communications, United States Africa Command, Joint Special Operations Command, and many other government agencies, individuals, and corporations.

At Tempus Applied Solutions, we DEVELOP, TRAIN, FLY, and FINANCE.
Our hubs are strategically placed to provide aviation services where they are most needed and most responsive.


SOUTH CAROLINA[1]
MARKETING & MEDIA
SWITZERLAND
FINANCE
VIRGINIA
HQ/CORPORATE/ DEVELOP
ISLE OF MAN
FINANCE
CANADA
DEVELOP
MAINE
DEVELOP
NEW YORK[1]
FINANCE
TEXAS
TRAIN
THAILAND
FLY
UGANDA
FLY
TANZANIA
FLY/DEVELOP

[1]Through partnering arrangements

STRUCTURE	Tempus Applied Solutions, LLC, a wholly owned subsidiary of publicly traded Tempus Applied Solutions Holdings, Inc. (OTC: TMPS)
SERVICES OFFERED	Aircraft engineering and design, modifications, flight operations, and leasing
HEADQUARTERS	Williamsburg, Virginia USA
CLIENT BASE	Foreign and domestic governments, corporations, high-net-worth individuals
AIRCRAFT OWNED / OPERATED	27 (11 business jets / 15 turbo props / 1 helicopter)
FAA CERTIFICATIONS	FAA Part 145 Repair Station[1] FAA/DLA Parts Manufacturing Authority (PMA) FAA Part 21 Aircraft Certification FAA Designated Engineering Representatives FAA Part 135 Air Carrier[1]
CUSTOMERS	Prime Contractors: Northrop Grumman, L-3 Communications, Cubic Systems, Sierra Nevada Corp. US DoD Direct: USAF Electronic Systems Command, Naval Special Warfare Command Other USG Direct: US Department of Justice, US Department of State, Classified Programs Other Organizations: New Venture Fund, Kampala Executive Aviation, Las Vegas Sands

[1]Through partnering arrangements

BOARD OF DIRECTORS

JOSEPH WRIGHT	• Chairman of the board • Former Cabinet officer with President Reagan; current DoD advisor
SCOTT TERRY	• Board member and founder • Chief executive officer of Tempus Applied Solutions
CHRIS BRADY	• Chairman of The Chart Group L.P. • Over thirty-five years of experience in private equity, corporate finance, and capital markets
PETER COHEN	• Chairman and chief executive officer of Cowen Group, Inc. • Former chairman and chief executive officer of Shearson Lehman Brothers
JACK GULBIN	• Principal of the Tempus Jets Group of companies • Former senior vice president of aircraft finance for Lehman Brothers
KEN KRIEG	• Founder of Samford Global Strategies • Served as under secretary of defense for acquisition, technology, and logistics
NIALL OLVER	• Former chief executive officer of ExecuJet Aviation Group • Served as an officer in the South African Air Force

EXECUTIVE TEAM



SCOTT TERRY

Founder / CEO
Board Member

- Former naval aviator
- Founded Tempus Jets after twenty-two years of experience in government and corporate aviation
- Successfully reorganized, led, and sold Flight International, Inc.
- Former director of government sales in the Americas at Bombardier Aerospace
- MBA and undergraduate degree in economics from Boston University, completed postgraduate study in international law from the University of London, and admitted as a Ph.D. candidate in finance and trade at City University Business School in London



LEE PRIEST

Chief Financial Officer

- Former naval aviator / electronic countermeasures officer on carrier-based EA-6B aircraft
- Former managing director in the aerospace, defense, and government services group of BB&T Capital Markets with more than fifteen years of investment banking experience
- Successfully advised on over fifty transactions and financings totaling over $5 billion for middle market aerospace / defense companies
- BS in aerospace engineering, US Naval Academy; MBA, University of Maryland



ED HACKETT

Chief Operating Officer

- Former naval aviator / Marine Corps fighter pilot and test pilot
- Former director of USN / USMC Strike Fighter Programs at the US Navy's Operational Test and Evaluation Squadron Nine (VX-9)
- Former director of the US Navy Unmanned Systems Technology Program Office; China Lake, CA
- Led the Textron Scorpion commercial aircraft development program from clean sheet design to first flight in under twenty-three months
- BS US Naval Academy; MS, USAF Air War College; Graduate US Naval Test Pilot School



JOSEPH WRIGHT

Chairman of the Board

- More than thirty years of experience operating companies, integrating acquisitions, and creating investor value
- PanAmSat (CEO): initiated federal agencies offering; revised capital strategy; increased EBITDA to >75% of revenue; led two sales, an IPO, two debt offerings, and generated over $2 billion for investors
- Intelsat (Chairman): integrated PanAmSat and Intelsat into largest COMSAT company in the world; sold Company to PE firms for >10x EBITDA, generating over $3 billion for investors
- GRC International (Chairman): turned around business and sold to AT&T for 14.2x LTM EBITDA and 3.5x return
- Terremark (Vice Chairman): helped CEO establish government services division, generate 47% CAGR from 2006-2010, and sell to Verizon for 20.8x LTM EBITDA
- Former Cabinet officer with President Reagan; current DoD advisor

BUSINESS UNIT STRUCTURE


FINANCE[1,2]
NEW YORK CITY, NY
CORPORATE HEADQUARTERS
WILLIAMSBURG, VA
MARKETING & MEDIA[1]
GREENVILLE, SC
ENGINEERING SOLUTIONS
WILLIAMSBURG, VA
FLIGHT SOLUTIONS
WILLIAMSBURG, VA
TRAINING SOLUTIONS
SAN MARCOS, TX
PART 145 REPAIR STATION[1]
BRUNSWICK, ME
DESIGN & ENGINEERING CENTER
WILLIAMSBURG, VA
PART 135 OPERATIONS[1]
WILLIAMSBURG, VA
AFRICA OPERATIONS
ENTEBBE, UGANDA
OPERATIONS CENTER
WILLIAMSBURG, VA
FLIGHT TRAINING
SAN MARCOS, TX
JTAC/ISR TRAINING
SAN MARCOS, TX

[1]Through partnering arrangements
[2]Relationships with The Chart Group L. P., Cowen and Company



Gulfstream GII modified for MR-TCDL missions

IN-HOUSE EXPERTS

Tempus Applied Solutions has the tools, the people, and the certificates to provide unique and highly effective design, engineering, and maintenance solutions for corporate and government aircraft.

SPECIFIC QUALIFICATIONS

- Design Center of Excellence
- Part 145 Repair Station[1]
- Parts Manufacturer Approval (PMA)
- Designated Engineer Representative (DER)

[1]Through partnering arrangements

DESIGN CENTER OF EXCELLENCE

The Tempus Design Center of Excellence headquartered in Williamsburg, Virginia, has Designated Engineering Representative (DER) authority from both the Federal Aviation Administration (FAA) and the European Aviation Safety Agency (EASA). The center specializes in

- Major Airframe Modifications
- Interior Completions Projects
- Design and Materials Specifications
- Modeling and Rendering using 3D Max Vision
- Supplemental Type Certificates (STC)
- Layout of Passenger Accommodations (LOPA) Development

PART 145 REPAIR STATION

Tempus Applied Solutions has access to an FAA Part 145 Repair Station in Brunswick, Maine through partnering arrangements. This facility is authorized by the FAA, EASA, and the Bermuda CAA for work on Bombardier Global Express, Gulfstream, and Pilatus aircraft.

PARTS MANUFACTURER APPROVAL (PMA)

Tempus Applied Solutions has PMA to produce 2,000+ aircraft components and line items as required by the FAA with facilities in Brunswick, Maine (Boeing/Airbus capable).

DESIGNATED ENGINEERING REPRESENTATIVES (DER)

Tempus Applied Solutions has in-house DER capabilities covering forty-one categories of aircraft systems.

- Part 23 Aircraft and Part 25 Aircraft
- Repair Station DER
- Authorities cover mechanical systems, electrical systems, and flight testing

Tempus Applied Solutions is a trusted partner in executing major repair, modifications, and scheduled and unscheduled maintenance on Boeing, Airbus, Bombardier Global Express, Gulfstream, Pilatus, and Piper aircraft. We provide engineering capabilities and modification support in-house for government programs involving

- Electronic & Communications Intelligence
- C4ISR
- Communications Relay/Data Links
- Cabin Entertainment Systems
- FANS Compliance
- Satellite Communications Systems
- Multiband Synthetic Aperture Radar
- RDT&E
- Certification Plans
- Threat Simulation
- VVIP Interiors



Rendering of the Tempus Raven EW Platform, a highly modified Bombardier Global Express aircraft

RECENT SAMPLE PROJECTS

Airbus A340 VVIP interior completion	STC Issued
Airbus A319 VIP interior completion	STC Issued
Boeing 777 VVIP interior completion	STC Issued
Boeing 737 interior redesign	STC Issued
Bombardier Global Express special missions	USAF Certified
Bombardier Global Express special missions	STC Issued
Gulfstream II R&D platform	FAA Experimental
Pilatus PC12 surveillance platforms	STC Issued
Airbus A340 VVIP interior design	Customer Approved and Built
Boeing 737 VIP interior design	Customer Approved and Built
Gulfstream II, II, IV FANS/ADS-B Compliance	STC Pending

Tempus Applied Solutions utilizes a secure facility located in Brunswick, Maine.

- Tempus Applied Solutions leases hangar and manufacturing space at Brunswick Executive Airport.
- Two parallel 8000' x 200' runways and 4.5-million-square-foot ramp & taxiways—certified for B-747, A-340, & C-5 aircraft
- Location gives access to highly skilled labor force.
- Part 145 Repair Station—Hangar 6 can support six Boeing Business Jets simultaneously.
- Secure facility (SCIF) to conduct government operations


HANGAR 5
[BUILT 1982]
Wide Body Extension
HANGAR 4
[BUILT 1985]
PMA Facility
HANGAR 6
[BUILT 2005]
Current Repair Station
(6xBBJ)


REDBIRD
FMX
MCX

Tempus Training Solutions facility in San Marcos, Texas

THE FUTURE OF AVIATION RELIES ON WELL-TRAINED PILOTS

Tempus Applied Solutions is working to advance flight training programs all over the world by utilizing industry-leading flight simulation devices, software, and technology.

For government special mission training, Tempus Applied Solutions owns and operates aircraft and ISR equipment to accommodate most training requirements.

OUR TRAINING PROGRAMS INCLUDE

- Proficiency-based Part 141 Pilots
- Private, Instrument, Commercial, and Multiengine Pilots
- UAV Operators
- Sensor Operators
- JTAC
- Threat Simulation
- Electronic Warfare

We take a "no fear" approach to complex missions—the tougher the project, the better. And we do it all over the world in some of the most volatile places imaginable. Our work includes the operation of fixed and rotary-wing manned and unmanned aircraft. This is comprised of corporate and Part 91 and Part 135 operations, as well as government-related C4ISR missions for training and support.

OPERATIONS

Our flight operations center offers turnkey solutions to help you navigate specific needs as well as ongoing management services including

- 24/7/365 Dispatch and Operations Center
- Aircraft Brokerage
- Maintenance
- Insurance
- Aircraft Crew
- Charter Brokerage
- Fueling and Fuel Releases
- Customs Clearance
- Global Flight Planning
- International Handling
- Permits
- Weather Services

MANNED AIRCRAFT

- Bell 4-12 Helicopter
- Boeing Business Jet
- Bombardier Global Express
- Cessna Caravan
- Cessna Citation
- Gulfstream II, III, IV, V
- Pilatus PC-12

BESPOKE SERVICES

Our team executes the requests of organizations all over the world. We're known for taking things into the air so that we can conduct work that's never been done before. The more complex the mission, the better. Some recent work includes

- Multilateral military exercise in Australia utilizing a highly modified Gulfstream business jet for advanced communication/datalink RDT&E
- Flight operations throughout some of the least accessible areas of Africa, providing ISR and logistics support services
- Flight operations and ISR support services for U.S. Marine Corps training exercises

FAA PART 135 AIR CARRIER[1]

- From Pilatus PC-12 to Bombardier Global Express
- Worldwide operating authority
- ARG/US, Wyvern, and IS-BAO certified
- 24/7/365 dispatch and operations center
- Full aircraft management services—flight crew, maintenance, insurance, flight planning
- US Department of Defense security clearances

INTERNATIONAL FLIGHT OPERATIONS

- Fuel, international handling, permits, weather, flight planning, and customs clearances
- Extensive experience in Africa, Middle East, Russia, and Asia
- Security and concierge services
- ACMI leases domestically and internationally to include remote and austere environments



Bombardier Global Express 9001 conducting BACN mission, leased and maintained by Tempus

OPERATING FROM

- Richmond/Williamsburg, Virginia – Gulfstream III/IV, Cessna Citation Excel
- Scottsdale, Arizona – Bombardier Global Express, Cessna Citation SII, Cessna Citation V, Pilatus PC-12, Boeing Business Jet
- Entebbe, Uganda – Cessna 208B, Pilatus PC-12, Bell 412
- Brunswick, Maine – Various Special Mission Aircraft

[1]Through partnering arrangements



Bombardier Global Express 9001 conducting BACN mission; leased, modified, and maintained by Tempus

WE CAN HELP YOU PUT YOUR MONEY TO WORK EFFICIENTLY

Purchasing aircraft requires navigating a complex set of financial options and procurement requirements. Tempus Applied Solutions works with third parties to facilitate the acquisition of special mission aircraft used in government and military-related programs on a worldwide basis.

SERVICES PROVIDED

- Financing
- Leasing
- Financial Management


TEMPUS
Aviation legend and war hero Jimmy Doolittle
led the courageous and triumphant
Doolittle Raid
in the early days of World War II
by WINSTON GROOM

TEMPUS Magazine
Holiday 2013 Issue

BUILDING OUR BRAND AND MAKING OUR MARK

Tempus Marketing & Media serves as the company's outreach team in order to connect with our customers, other companies, and individuals with interests in aviation, entertainment, and current events. The division operates marketing and media for all Tempus companies including the publication of *TEMPUS* magazine.

TEMPUS magazine was created in 2013 to better facilitate our communication outside the company. Subsequently the magazine has won two prestigious Eddie and Ozzie awards for "Best Design—New Magazine" and "Best Feature Design."

MARKETING SERVICES INCLUDE

- Branding
- Event Planning & Execution
- Social Media
- Multimedia Advertising
- Public Relations

GLOBAL FLIGHT RELIEF	Twenty years in the making, Global Flight Relief is the vision of Tempus Applied Solutions CEO Scott Terry. This nonprofit organization is dedicated to providing disaster relief, humanitarian aid, and emergency response through aviation assistance in some of the most difficult-to-reach places in the world.
EASTERN CONGO INITIATIVE	Through Global Flight Relief, Tempus Applied Solutions has been able to provide resources to airlift cargo and personnel in support of ECI, which was founded by actor Ben Affleck.
PROJECT GREEN SKYY	The second largest long leaf pine restoration project in Virginia. A percentage of company revenues for every flight hour logged is invested in Project Green Skyy.
WORLD PEDIATRIC PROJECT	Tempus Applied Solutions supports this global healthcare organization by providing aircraft and resources that can be deployed to help heal the world's most critically ill and injured children.
COLLEGE OF WILLIAM & MARY	Tempus Applied Solutions provides project and internship opportunities to ensure that our local graduates gain real world experience as well as funding for graduate-level research projects.
NAVY SEAL FOUNDATION	Tempus Applied Solutions is a proud supporter of the Navy SEAL Foundation. This organization provides programs designed to reduce the stressors associated with the uncertainty and pressure that come with life in Naval Special Warfare.
VANDERBILT CHILDREN'S HOSPITAL	The Monroe Carell Jr. Children's Hospital is a nonprofit facility, and no child is denied care on the basis of limited ability to pay. The hospital's commitment to service is made possible in part by contributions from Tempus Applied Solutions, which works with the band Rascal Flatts to support this.
HEART FOR ORPHANS	Tempus Applied Solutions assists Heart for Orphans in their mission to provide support for youth that age out of the orphanage system but are very much in need of guidance and direction.

SCOTT TERRY

Chief Executive Officer

sterry@tempus-as.com

LEE PRIEST

Chief Financial Officer

lpriest@tempus-as.com

JACK BACOT

Vice President, Marketing & Media

jbacot@tempusjets.com

OFFICE

+ 1.757.875.7779

www.tempus-as.com